UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 25, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, the Compensation Committee (“Committee”) of the Board of Directors of Emergent BioSolutions Inc. (“Company”) adopted the Company’s Annual Bonus Plan for Executive Officers (“Plan”).  The Committee will determine annual bonuses to be awarded to the Company’s chief executive officer (“CEO”), president and chief operating officer (“President”) and other executive officers in accordance with the terms and conditions of the Plan.  The Committee may also make discretionary bonuses outside of the framework of the Plan.  The Plan is not contained in a formal written document; however, a summary of the material terms of the Plan is set forth below.

Each participant’s annual bonus under the Plan will be determined by multiplying the participant’s annual base salary by (a) a target bonus percentage for such participant, (b) a corporate factor ranging from 0 to 1.5, based on the Company’s achievement of corporate goals determined by the Committee, and (c) an individual factor ranging from 0 to 1.5, based on an evaluation of each participant’s performance of day-to-day responsibilities, behavioral competencies, and participation in the achievement of the corporate goals and achievement of individual goals determined by the Committee. The Plan will apply to bonuses that are earned in 2010 and are payable in 2011, and for each year thereafter.

Also on February 25, 2010, the Committee established 2010 corporate goals and individual goals for executive officers pursuant to the Plan.  The 2010 corporate goals include one goal related to business development activities, one goal related to manufacturing activities, a clinical trial goal, and achievement of a financial target.  The 2010 individual goals for each executive officer include the four corporate goals.  The 2010 individual goals for the executive officers listed below also include the following:

•	Fuad El-Hibri, our CEO, two strategic and corporate planning goals;

•	Daniel J. Abdun-Nabi, our President, achievement of a financial target and one goal related to corporate planning;

•	R. Don Elsey, our senior vice president and chief financial officer, a financial and corporate planning goal and two human resources goals;

•	Kyle W. Keese, our senior vice president of manufacturing operations, two manufacturing facility goals and a BioThrax manufacturing goal; and

•	Stephen Lockhart, our senior vice president of product development, two clinical trial goals and a preclinical development goal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 03, 2010	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ R. Don Elsey R. Don Elsey Chief Financial Officer